THE GABELLI U.S. TREASURY MONEY MARKET FUND

A PORTFOLIO OF THE GABELLI MONEY MARKET FUNDS

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2014

This Statement of Additional Information (“SAI”), which is not a prospectus, describes The Gabelli U.S. Treasury Money Market Fund (the “Fund”), which is the only series of The Gabelli Money Market Funds, a Delaware statutory trust (the “Trust”). This SAI should be read in conjunction with the Trust’s Prospectus for Class AAA Shares of the Fund, and the Prospectus for Class A Shares and Class C Shares of the Fund, each dated January 28, 2014. Portions of the Fund’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the Prospectuses, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

Share Class	Ticker Symbol
Class AAA Shares	GABXX
Class A Shares	GBAXX
Class C Shares	GBCXX

GENERAL INFORMATION

The Trust is a diversified, open-end, management investment company organized under the laws of the State of Delaware as a Delaware statutory trust on May 21, 1992. The Fund commenced investment operations on October 1, 1992.

INVESTMENT STRATEGIES AND RISKS

The Fund’s Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies. Although the Fund reserves the right to use repurchase agreements, the Fund will not engage in such activity until further notice. The Fund’s investment objective is fundamental and may be changed only by the affirmative vote of at least a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). A majority of the Fund’s outstanding securities is defined as the lesser of (i) 67% of the Fund’s shares represented at a meeting of shareholders at which the holders of 50% or more of the Fund’s outstanding shares are represented in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

General

All investments purchased by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund’s portfolio (on a dollar-weighted basis) will be sixty days or less. The maturities of variable rate demand instruments held in the Fund’s portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate readjustment, although the stated maturities may be in excess of 397 days. The weighted average life of the Fund’s portfolio will be 120 days or less.

The Fund will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 10% of its total assets in Daily Liquid Assets. Rule 2a-7 under the 1940 Act defines Daily Liquid Assets as (i) cash; (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or any that are subject to a demand feature that is exercisable and payable within one business day. The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets. Rule 2a-7 under the 1940 Act defines Weekly Liquid Assets as (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that: (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (v) securities that will mature or any that are subject to a demand feature that is exercisable and payable within five business days. The Fund may maintain a higher percentage of its total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Trustees.

U.S. Treasury Obligations

As set forth in the Prospectuses, under normal market conditions, the Fund will invest at least 80% of its net assets in the following types of U.S. Treasury obligations:

U.S. Treasury Securities. The Fund will invest in U.S. Treasury securities, including bills, notes, and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. They differ primarily in their interest rates and the lengths of their maturities.

Components of U.S. Treasury Securities. The Fund may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations, or one or more of the interest payments scheduled to be paid on such obligations. Component parts of U.S. Treasury notes or bonds are created through the U.S. Treasury Department’s STRIPS program. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book entries at a Federal Reserve member bank representing ownership of Treasury obligation components, and may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments, or both on certain U.S. Treasury notes or bonds. The underlying U.S. Treasury notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

When-Issued and Delayed Delivery Securities

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by Gabelli Funds, LLC, the Fund’s investment adviser (the “Manager”).

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will “earmark”, either on the records of the Manager or place in a segregated account with the Fund’s custodian, cash or other liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Illiquid Securities

The Fund may invest up to 5% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or subject to legal or contractual restrictions on resale. The Manager, however, does not currently intend to employ such investments. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, corporate bonds, and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. That there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a non-exclusive “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund’s Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Fund would treat such securities as illiquid until such time that the Manager determines that they are readily marketable. In reaching liquidity decisions, the Trust’s Manager would consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of how the marketplace trades, e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are agreements to purchase securities (the “underlying securities”) from a bank which is a member of the Federal Reserve System, or from a well established securities dealer, and the bank or dealer agrees to repurchase the underlying securities from the Fund, at the original purchase price, plus specified interest, at a specified future date; however, the Manager does not currently intend to employ such investments and the Fund will not engage in such activity until further notice. The Fund will enter into repurchase agreements only where the underlying securities (1) are of the type (excluding maturity limitations) which the Fund’s investment policies and restrictions would allow it to purchase directly and (2) are “marked to market” on a daily basis, so that the market value of the underlying securities, including interest accrued, is equal to or in excess of the value of the repurchase agreement. The period until maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund’s money is invested in the security. The U.S. Treasury obligations held as collateral are valued daily, and if the value of these instruments decline, the Fund may require additional collateral.

With respect to engaging in repurchase agreements, the Fund’s risk would primarily be that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligations are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

In addition, interest income derived from repurchase agreements is not considered to be income derived from U.S. Treasury obligations and is not exempt from state and local income taxes. In addition, some states require that, in order for the state tax exempt character of the Fund’s interest from U.S. Treasury obligations to pass through to its shareholders, the Fund must maintain specified minimum levels of the Fund’s total assets in U.S. Treasury obligations. If the level of non U.S. Treasury obligations (including repurchase agreements) exceeds a state’s limit for this pass through, then none of the Fund’s interest income would be exempt from state or local income tax in that state for the applicable year. While the Fund does not specifically limit the amount of repurchase agreements that it can enter into, the Fund will endeavor to maintain the levels necessary to preserve the pass through of the Fund’s state tax exempt interest income from U.S. Treasury obligations.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short term market volatility and may have long term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation, and other factors relating to the Fund.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

As a matter of fundamental policy, the Trust may not, on behalf of the Fund:

1.	Purchase any security other than obligations of the U.S. government, including repurchase agreements with respect to such securities;

2.	Borrow money, except from banks for temporary, extraordinary, or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, or for clearance of transactions; borrowing in the aggregate may not exceed 30% of the value of the Fund’s total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings exceed 5% of the Fund’s total assets;

3.	Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money from banks; or (c) purchasing securities on a “when-issued” or “delayed delivery” basis;

4.	Make loans of the Fund’s portfolio securities, except through repurchase agreements;

5.	Purchase securities on margin (except that the Fund may obtain such short term credits as may be necessary for clearance of transactions);

6.	Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws;

7.	Make short sales or maintain a short position;

8.	Buy or sell real estate or interests in real estate, including real estate limited partnerships;

9.	Acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

10.	Make investments for the purpose of exercising control or management;

11.	Invest in interests in or leases related to oil, gas or other mineral exploration, or development programs; or

12.	Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

In addition, as a matter of operating policy, the Trust will not on behalf of the Fund invest more than 25% of the Fund’s total assets in any industry other than the U.S. government.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions, except that there is an ongoing asset coverage requirement in the case of borrowings. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Fund’s Board of Trustees (the “Board”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO HOLDINGS INFORMATION

In order to comply with Rule 2a-7 under the 1940 Act, information concerning the Fund’s portfolio holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted on the Fund’s website at www.gabelli.com, five business days after the end of each month, and will remain posted on the website for six months thereafter.

Employees of the Manager and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Manager with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Manager have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Manager’s legal department or outside counsel, as described below. The Manager will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Manager’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered “interested persons” as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Fund or employee of the Manager shall communicate with the media about the Fund without obtaining the advance consent of the Chief Operating Officer of the Manager, or Chief Executive Officer, or General Counsel of the parent company of the Manager.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data).

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Manager;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board where such entity has agreed to keep such data confidential at least until it has been made public by the Manager. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Manager;

5.	To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Manager and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Manager.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Manager.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Manager, nor any of the Manager’s affiliates will accept on behalf of itself, its affiliates, or the Fund, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

TRUSTEES AND OFFICERS

Under Delaware law, the Trust’s Board is responsible for establishing the Fund’s policies and for overseeing management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers is set forth below.

Name, Position(s) Address[1] And Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years[3]
INTERESTED TRUSTEE[4]:

Mario J. Gabelli, CFA Trustee, Chairman of the Board and Chief Investment Officer Age: 71	Since 1992	27	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Name, Position(s) Address[1] And Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years[3]

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 78	Since 1992	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 70	Since 1992	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of The LGL Group, Inc. (Diversified Manufacturing)

Robert C. Kolodny, MD Trustee Age: 69	Since 2006	2	Physician; Principal of KBS Management LLC (investment adviser); General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership, KBS IV Limited Partnership, KBS New Dimensions, L.P., (private investment partnerships); Medical Director and Chairman of the Board of the Behavioral Medicine Institute	—

Anthonie C. van Ekris Trustee Age: 79	Since 1992	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Officer Age: 62	Since 1992	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc., July 2008-2010; President of Teton Advisors, Inc., 1998-2008;

Ronald S. Eaker Vice President and Portfolio Manager Age: 53	Since 1992	Senior Portfolio Manager of Gabelli Fixed Income LLC and its predecessors since 1987

Judith Raneri Vice President and Portfolio Manager Age: 46	Since 1997	Portfolio Manager of Gabelli Funds, LLC since 1997; Former Senior Portfolio Manager, Secretary, and Treasurer of The Treasurer’s Fund, Inc. and a member of its Investment and Credit Review Committee

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC since 2013; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Mutual Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund’s Amended and Restated By Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e., public companies) or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment manager.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Manager, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board, public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”) -listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO, each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and of Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia Business School. Mr. Gabelli’s education, professional training and experience, and other life experiences, including but not limited to, his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Trustee of the Fund.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business law. He is the Chair of the Fund’s Nominating Committee, a member of the Fund’s Audit Committee and a member of the Fund’s ad hoc Proxy Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars annually. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the boards of other funds within the Fund Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Trustee of the Fund.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of a public energy utility for four years. In accordance with his experience as a CFO, he is Chairman of the Fund’s Audit Committee. Mr. Enright is also a member of the Fund’s Nominating Committee, the Lead Independent Trustee of the Fund, and a member of both multi-fund Compensation Committees (described below under “Trustee — Leadership Structure and Oversight Responsibilities”) and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and a member of its audit committee. He is a former Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University. Mr. Enright’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a senior executive and CFO of an energy company, his service as a director for other corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Trustee of the Fund.

Robert C. Kolodny, M.D. Dr. Kolodny is Medical Director and Chairman of the Board of the Behavioral Medicine Institute. He sits on the board of another fund in the Fund Complex. In addition to also being a Director of The John Dewey Academy, a residential college preparatory therapeutic high school in Massachusetts, Dr. Kolodny has over thirty years of investment experience as managing member or managing general partner of numerous investment partnerships. He is also the founder and managing member of KBS Management, LLC, a New Hampshire registered investment adviser. Dr. Kolodny previously served as Director for former funds in the Fund Complex (The Treasurer’s Fund and Ned Davis Research Allocation Fund), Lynch Corporation, a publicly traded company, and Tremont Partners, a private investment firm. Dr. Kolodny is the author or co-author of numerous articles and books on medical and psychological topics, and has lectured at leading medical schools in the U.S on these and other subjects. He received a Bachelor of Arts from Columbia University and a Medical Doctor degree from Washington University School of Medicine. Dr. Kolodny’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a physician, his service as a director for other organizations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Trustee of the Fund.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of a number of funds in the Fund Complex and is a member of the Fund’s Nominating Committee and is also a member of the ad hoc Proxy Committee. He serves on comparable or other board committees with respect to other funds in the Fund Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York. Mr. van Ekris’ education, professional training and experience, and other life experiences, including but not limited to his experience as Chairman and CEO of various companies, his service as a director for various public corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Trustee of the Fund.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Committee. Each of the Nominating, Audit, and ad hoc Proxy Committees are entirely comprised of Independent Trustees. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Fund’s Trustees may from time to time also serve on this separate committee).

All of the Fund’s Trustees other than Mr. Gabelli are Independent Trustees, and the Board believes they are able to provide effective oversight of the Trust’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Trust’s operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Manager, the sub-administrator and the officers of the Trust are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Trust through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Manager at Board meetings the levels and types of risks, being undertaken by the Trust, and the Audit Committee discusses the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Fund participate in multi-fund ad hoc Compensation Committees described above).

The Fund’s Audit Committee consists of two members, Messrs. Enright (Chairman) and Colavita, who are both Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 19, 2013. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended September 30, 2013, the Audit Committee met twice.

The Fund’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Enright, and van Ekris, who are Independent Trustees. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2013.

The Fund’s ad hoc Proxy Committee consists of two members: Messrs. Colavita and Van Ekris. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The Proxy Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2013.

Trustee Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED TRUSTEE:
Mario J. Gabelli, CFA	E	E

INDEPENDENT TRUSTEES:
Anthony J. Colavita	E	E
Vincent D. Enright	E	E
Robert C. Kolodny	E	E
Anthonie C. van Ekris	E	E

*	Key to Dollar Ranges- Information as of December 31, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2013, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$534	*
Anthonie C. van Ekris	Same(1)	LICT Corp.	Common Stock	$4,800	*
Anthonie C. van Ekris	Same(1)	The LGL Group, Inc.	Common Stock	$8,656	*
Anthonie C. van Ekris	Same(1)	CIBL, Inc.	Common Stock	$33,600	*
Anthonie C. van Ekris	Same(1)	Morgan Group Holdings, Inc.	Common Stock	$448	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.
(1)	Mr. van Ekris owns the common stock of the applicable company in a trust account for each of his two children for which he serves as trustee.

Trustee and Officer Compensation

No trustee, officer, or employee of the Manager, G.distributors, LLC (“G.distributors” or the “Distributor”), or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer, or employee of the Manager or any of its affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Trustee for related travel and other out-of-pocket expenses. The Lead Independent Trustee receives an additional $1,000 per annum.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the calendar year ended December 31, 2013.

COMPENSATION TABLE

Aggregate Compensation

from Registrant

(Fiscal Year)

Name and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex*
Mario J. Gabelli Chairman of the Board	$0	$0	(0)
Anthony J. Colavita Trustee	$6,000	$399,500	(35)
Vincent D. Enright Trustee	$8,000	$206,500	(16)
Robert C. Kolodny Trustee	$5,000	$12,000	(2)
Anthonie C. van Ekris Trustee	$5,000	$194,000	(20)

*	Represents the total compensation paid to such persons during the calendar year ended December 31, 2013. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Fund because they have common or affiliated investment advisers.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Manager. The Manager has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Manager has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund. Currently the Fund does not hold any voting securities and does not intend to hold any such securities in the future.

Normally, the Manager exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for trustee and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and trustee compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Manager and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) and its Corporate Governance Service, other third party services, and the analysts of G.research, Inc. (“G.research”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Manager’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Manager’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Manager and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Manager should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Manager’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Manager and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Manager may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of Fund shareholders on the one hand, and those of the Fund’s Manager and/or G.research on the other hand, the conflict will be brought to the Fund’s ad hoc Proxy Voting Committee to determine a resolution. The Fund’s ad hoc Proxy Voting Committee may determine to resolve such conflicts itself, may ask the Independent Trustees of the relevant Fund or Funds to vote the proxies, which would potentially include the Fund’s ad hoc Proxy Voting Committee, to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Trust files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations owning 25% or more if the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders for their approval.

As of December 31, 2013 the following persons were known to own of record or beneficially 5% or more of the Fund’s outstanding shares:

Name and Address	% of Fund	Nature of Ownership
Class AAA

First Clearing Corp LLC ATT John Pender Saint Louis, MO 63103-2523	31.17%*	Beneficial†

Mario J. Gabelli Greenwich, CT 06830-7072	12.39%*	Record

Gabelli Performance Partnership L.P. ATTN John Givissis Greenwich, CT 06830-6556	5.92%	Beneficial†

Gabelli Funds LLC Nick Damiano Rye, NY 10580-1485	5.49%	Beneficial†

Gabelli Associates Fund Rye, NY 10580-1485	5.38%	Beneficial†

Class A

First Clearing LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	25.44%*	Beneficial†

UBS WM USA Omni Account M/F Attn: Department Manager Weehawken, NJ 07086-6761	21.01%	Beneficial†

Pershing LLC Jersey City, NJ 07399-0001	12.17%	Beneficial†

Morgan Stanley Smith Barney Jersey City, NJ 07311	6.10%	Beneficial†

Class C

Morgan Stanley Smith Barney Jersey City, NJ 07311	28.36%	Beneficial†

UBS WM USA Omni Account M/F Attn: Department Manager Weehawken, NJ 07086-6761	20.69%	Beneficial†

First Clearing LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	11.23%	Beneficial†

Raymond James Omnibus for Mutual funds House Acct Firm Attn: Courtney Waller St. Petersburg, FL 33716-1100	9.72%	Beneficial†

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	8.45%	Beneficial†

RBC Capital Markets Corp FBO John H. Vick Individual Retirement Account Arlington, TX 76016-2033	7.29%	Beneficial†

*	Includes shares directly and indirectly beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders, including beneficial ownership of Gabelli Performance Partnership L.P. and Gabelli Funds, LLC. as shown in the table above. 18.24% of the shares of the Fund are held by discretionary client accounts of GAMCO Asset Management Inc. and are also included under First Clearing Corporation, LLC. Mr. Gabelli disclaims beneficial ownership of shares held by discretionary client accounts of GAMCO Asset Management Inc.
†	Beneficial ownership is disclaimed.

As of December 31, 2013, the outstanding voting securities of the Fund consisted of 1,734,942,997 shares of beneficial interest. As a group, the officers and Trustees of the Trust (other than Mr. Gabelli) owned beneficially, directly or indirectly, less than 1% of its outstanding voting shares.

THE MANAGER

Manager

The Manager is a New York limited liability company which serves as an investment adviser to seventeen open-end investment companies and ten closed-end investment companies with aggregate assets in excess of $24 billion as of September 30, 2013. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Manager on the basis of his controlling interest in GBL, the parent company of the Manager. The Manager has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. (“GAMCO”) acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $18.5 billion as of September 30, 2013. Teton Advisors, Inc., an affiliate of the Manager with assets under management of approximately $1.8 billion as of September 30, 2013, acts as investment adviser to The TETON Westwood Funds; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $899 million as of September 30, 2013; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $63 million as of September 30, 2013. Each of the forgoing companies, other than Teton Advisors, Inc. is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of September 30, 2013.

The Manager currently serves as investment adviser to the Fund pursuant to a management agreement with the Trust (the “Management Agreement”). Pursuant to the Management Agreement, the Manager furnishes a continuous investment program for the Fund’s portfolio, makes day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. Under the Management Agreement, the Manager also is obligated to keep certain books and records of the Trust in connection therewith. The Manager is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in portfolio management. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers, and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers, or employees of the Manager. In connection with the services it renders, the Manager bears the following expenses:

(a)	the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s investment adviser;

(b)	all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below; and

(c)	the costs and expenses payable to BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “Sub-Administrator”) pursuant to a sub-administration agreement between the Manager and the Sub-Administrator (the “Sub-Administration Agreement”).

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with the Manager, (c) the fees and certain expenses of the Trust’s Custodian, Transfer Agent and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares, (d) the fees and expenses of the Trust’s legal counsel and the independent registered public accounting firm, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and business fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, if any, (i) the cost of fidelity insurance and Trustees’ and Officers’ professional liability and errors and omissions insurance, if any, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statement and prospectus for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders and Trustees’ meetings and of preparing, printing, and mailing reports to shareholders, (l) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Trust’s business, (m) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act, if any, and (n) the fees and expenses of each series of the Trust in connection with the management, investment, and reinvestment of the assets of each such series.

The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The Management Agreement in no way restricts the Manager from acting as an investment adviser to others. The Trust has agreed by the terms of the Management Agreement that the Trust may use the name “Gabelli” only for so long as the Management Agreement or any amendment, renewal, or extension thereof remains in effect or for so long as the Manager is responsible for the portfolio management and administrative services for the Trust. The Trust has further agreed that in the event that for any reason, the Manager ceases to be responsible for the portfolio management and administrative services of the Trust, the Trust will, unless the Manager otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

The Management Agreement is terminable without penalty by either party upon not less than sixty days written notice. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder, except to the extent otherwise provided by order of the SEC, or any rule under the 1940 Act, and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the independent Trustees is required for any “assignment.”

By its terms, the Management Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Management Agreement.

As compensation for its services and the related expenses borne by the Manager, the Trust pays the Manager a fee, computed daily and payable monthly, at the annual rate of 0.08% of the Fund’s average daily net assets, payable out of the Fund’s net assets.

Additionally, the Manager has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, acquired fund fees and expenses, taxes, and extraordinary expenses) at no more than 0.08% of the Fund’s average daily net assets. This arrangement is in effect through January 31, 2015. In addition, the Manager may voluntarily reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield.

During the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, the investment advisory fees accrued to the Manager totaled $1,402,110, $1,521,195, and $2,073,993 respectively. During such years, the Manager waived advisory fees in the amounts of $631,944, $924,262, and $1,249,500 respectively.

The Sub-Administrator

The Manager has entered into a Sub-Administration Agreement with BNY, which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund’s operations except those performed by the Manager under its management agreement; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board Meetings, including the mailing of all Board materials, and collates the same materials into the Board books; and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Fund’s shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund’s investment restrictions; (g) furnishes to the Manager with such statistical and other factual information and information regarding economic factors and trends as the Manager from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Manager pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Manager as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The Sub-Administrator’s fee is paid by the Manager and will result in no additional expense to the Trust, however, the Fund pays the Sub-Administrator’s out-of-pocket costs.

Counsel

Paul Hastings LLP, 75 E. 55th Street, New York, New York 10022, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), 5 Times Square, New York, NY 10036-6530, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Fund’s cash and securities as well as the transfer and dividend disbursing agent (the “Custodian,” “Transfer Agent” and “Dividend Disbursing Agent” respectively) for its shares. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

The Distributor

The Trust, on behalf of the Fund, has entered into a Distribution Agreement with the Distributor, a Delaware limited liability company which is a wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a no-load basis at no cost to the Fund. In connection with the sale of the Fund’s shares, the Trust has authorized the Distributor to give only such information and to make only such statements and representations as are contained in the Fund’s Prospectus or SAI. Sales may be made only by Prospectus, which may be delivered personally or through the mail. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and bears all costs of preparing, printing, and distributing reports and prospectuses used by the Trust in connection with the sale of the Fund’s shares and all sales literature printed, fund expenses, and expenses in connection with the foregoing.

The Distribution Agreement is terminable by the Distributor or the Trust at any time without penalty on not more than sixty days nor less than thirty days written notice, provided that termination by the Trust must be directed or approved by the Trustees, by the vote of the holders of a majority of the outstanding voting securities of the Trust, or by written consent of a majority of the Independent Trustees. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Trustees or by a majority of the outstanding voting shares of the Trust, and in either case, also by a majority of the Independent Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Manager is responsible for all decisions to buy and sell securities for the Fund, arranging the execution of portfolio transactions on the Fund’s behalf, and selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters, and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur any brokerage commission expense on such transactions. There were no brokerage commissions incurred by the Fund since its commencement of operations. The instruments purchased by the Fund are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

During its fiscal year ended September 30, 2013, The Gabelli U.S. Treasury Money Market Fund did not hold securities of its regular broker-dealers or their parents.

PURCHASE OF SHARES

The procedures for purchasing shares of the Fund are summarized in the Fund’s Prospectuses under “Purchase of Shares.”

RETIREMENT PLANS

The Trust has available an Individual Retirement Account, including “Roth” IRAs, and SEP IRAs, (collectively, “IRAs”), for investment in Fund shares, which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual. There is no minimum for additional investments in an IRA.

Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $5,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and/or their income level. However, dividends and distributions held in such accounts are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for their spouse under the same conditions and contribute a maximum of $10,000 annually to both IRAs provided that no more than $5,000 may be contributed to the IRA of either spouse. Investors satisfying statutory income levels requirements may make non-deductible contributions of up to $10,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. Individuals of age 50 or over may make catch-up contributions of an additional $1,000.

Investors who are self-employed may purchase shares of the Fund through tax deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans; the Fund does not currently act as sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans” which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans. The minimum initial investment for such plans is $1,000 and there is no minimum for additional investments.

Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans, which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

REDEMPTION OF SHARES

The procedures for redemption of shares of the Fund are summarized in the Prospectuses under “Redemption of Shares.” The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any ninety day period for any one shareholder.

None of the Manager, the Transfer Agent, the Trust, or any of their affiliates or agents will be liable for any loss, expense, or cost when acting upon any oral, wired, or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within seventy-two hours of the telephone transaction, verifying the account name, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If a shareholder is unable to contact the Trust by telephone, a shareholder may mail the redemption request to the Distributor at The Gabelli Funds, P.O. Box 8308, Boston, Massachusetts 02266-8308.

Frequent Purchases and Redemptions of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares will increase the Fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most portfolio transaction costs are not included in the Fund’s annual operating expenses shown in the Fund’s fee table in its Prospectuses, but do detract from the Fund’s performance.

The boards of the various non-money market Gabelli/GAMCO mutual funds have approved policies and procedures that are intended to discourage such trading practices in those mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your money market shares for shares of another fund, please read the prospectus of that other mutual fund.

DETERMINATION OF NET ASSET VALUE

The method for determining the public offering price of the Fund’s shares and the NAV is summarized in the Prospectuses under “Pricing of Fund Shares.”

The Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and an investment in the Fund is neither insured nor guaranteed by the U.S. Government.

As required by Rule 2a-7, the Trustees have adopted the following policies relating to the Fund’s use of the amortized cost method:

(a)	The Trustees have established procedures that they consider to be reasonably designed, taking into account current market conditions affecting the Fund’s investment objective, to stabilize its NAV at $1.00 per share.

(b)	The Trustees (i) have adopted procedures whereby the extent of deviation between the current NAV calculated using available market quotations or market-based quotations from the Fund’s amortized cost price per share will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, (ii) will periodically review the amount of deviation as well as the methods used to calculate the deviation, and (iii) will maintain records of the determination of deviation and the Trustees’ review thereof. In the event such deviation exceeds 3/10 of 1%, the Trustees will promptly consider what action, if any, should be taken to prevent the deviation from exceeding 1/2 of 1%. Where the Trustees believe the extent of deviation may result in material dilution or other unfair results to investors or redeeming shareholders, they shall take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

(c)	The Fund will seek to maintain a dollar weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV; provided, however, that it will not purchase any instrument with a remaining maturity (as determined pursuant to Rule 2a-7) longer than 397 days nor maintain a dollar weighted average portfolio maturity that exceeds sixty days nor maintain a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) that exceeds 120 days.

(d)

The Fund will limit its portfolio investments, including repurchase agreements, to those United States dollar denominated securities which the Manager, acting in accordance with procedures and guidelines approved by the Trustees, determines to be of eligible quality and to present minimal credit risks. The Fund will invest in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. The types of U.S. Treasury obligations in which the Fund will invest include (1) bills, notes, and bonds issued by the U.S. Treasury that are direct obligations of the U.S. Government and (2) component parts of U.S. Treasury notes and bonds, namely, either the corpus (principal) of such Treasury obligations or one or more of the interest payments scheduled to be paid on such obligations.

(e)	The Fund will record, maintain, and preserve permanently in an easily accessible place a written copy of the procedures described above and will record, maintain, and preserve for a period of not less than six years (two years in an easily accessible place) a written record of the Trustees’ considerations and actions taken in connection with the discharge of their obligations set forth above.

While the procedures adopted by the Trustees have been designed to enable the Fund to achieve its investment objective of high current income consistent with preservation of principal and liquidity, there can be no assurance that a constant share price of $1.00 will be maintained. In the event that market conditions or changes in issuer creditworthiness result in a substantial deviation between the Fund’s $1.00 amortized cost price per share and its NAV based on the market value of the Fund’s portfolio, the Trustees will take such action as they deem appropriate to eliminate or reduce to the extent possible any dilution of shareholder interests or other unfair results to existing shareholders or investors. Such action may include basing the purchase and redemption price of Fund shares on the Fund’s market based NAV, with the result that the Fund’s price per share may be higher or lower than $1.00.

TAXATION

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership, and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The Fund has qualified, and intends to continue to qualify, as a “regulated investment company” under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income.

The Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in “qualified publicly traded partnerships”, i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders, provided that it distributes to its shareholders at least the sum of (i) 90% of its “investment company taxable income”, i.e., taxable income other than its net realized long term capital gain over its net realized short term capital loss, plus or minus certain adjustments, and (ii) 90% of its net tax exempt income for the taxable year. The Fund will be subject to income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to, at a minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its net capital gains in excess of its capital losses for the twelve month period ending, as a general rule, on October 31 of the calendar year, and (3) all ordinary income and net capital gains for prior years that were not previously distributed and on which no Federal income tax was paid. The Fund intends to avoid the excise tax by making timely distributions.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax exempt income and net long term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Generally, you will owe tax on the amounts the Fund distributes to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred. Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long term capital gains in excess of net realized short term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long term capital gains in excess of its net short term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Capital gains, if any, derived from sales of portfolio securities held by the Fund will generally be reported as long term or short term. Distributions from the Fund’s long term capital gains are, for individuals, generally taxed at favorable long term capital gains rates regardless of how long you have owned shares in the Fund. Dividends from other sources (including short term capital gains) are generally taxed as ordinary income. The Fund does not expect that any portion of its dividends will be treated as qualified dividend income eligible for taxation at long term capital gain rates for shareholders that are individuals. Distributions and dividends may be subject to state and local taxes. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

Upon sale, exchange, or redemption of your Fund shares, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. Such gain or loss will be treated as capital gain or loss if you hold the shares as capital assets, and will be long term capital gain or loss if you held the shares for more than one year and short term capital gain or loss if you held the shares for one year or less. Any loss realized on a sale, exchange, or redemption will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a sixty-one day period beginning thirty days before and ending thirty days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss you realize on the sale of a Fund share held for six months or less will be treated for U.S. federal income tax purposes as a long term capital loss to the extent of any distributions or deemed distributions of long term capital gains you received with respect to such share. An exchange from one share class within a fund to another share class within the same fund is not a taxable transaction, provided that such classes have identical rights with respect to fund assets.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions, and redemption proceeds payable to you if (i) you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or (ii) you or the Fund have been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your U.S. federal income tax liability if proper documentation is provided.

Notices; Other Taxes

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non U.S. Shareholders

Dividends by the Fund paid to non U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short term capital gains. In order to obtain a reduced rate of withholding, a non U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non U.S. shareholder were a U.S. shareholder. A non U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non U.S. shareholder in respect of any distributions of net long term capital gains over net short term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

DESCRIPTION OF THE FUND’S SHARES

Description of Shares, Voting Rights, and Liabilities

The Fund is the sole series of shares of beneficial interest (par value $0.001) of the Trust. The Fund consists of three classes of shares: Class AAA, Class A, and Class C. The Trustees are authorized to designate one or more additional series of shares of beneficial interest of the Trust, each series representing a separate investment portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see “Redemption of Shares”), and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

Shares have no preference, preemptive, conversion, or similar rights. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders, which include a list of the Fund’s portfolio securities and the Fund’s financial statements, which shall be audited annually. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual, and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust, or the By-Laws of the Trust. In addition, the Trust will call a special meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees, if requested to do so by the holders of at least 10% of the Trust’s outstanding shares, and the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

Shares of the Trust have noncumulative voting rights which means that the holders of more than 50% of shares can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect a person or persons as Trustees. The Transfer Agent does not issue certificates evidencing Fund shares.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended September 30, 2013, including the Report of Ernst & Young LLP, are incorporated herein by reference to the Fund’s 2013 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.